SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   ----------
                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                                November 5, 1996
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                          GT INTERACTIVE SOFTWARE CORP.
             (Exact name of registrant as specified in its charter)


            Delaware                      0-27338               13-3689915
(State or other jurisdiction of  (Commission file number)    (I.R.S. employer
 incorporation or organization)                             identification no.)





     16 East 40th Street, New York, NY                     10016
  (Address of principal executive offices)              (Zip code)



       Registrant's telephone number, including area code: (212) 726-6500

Item 5.  Other Events.

         PRESS RELEASE WITH RESPECT TO THE REGISTRANT'S DETERMINATION NOT TO PROCEED WITH ITS PUBLIC OFFERING, AS RELEASED ON NOVEMBER 5, 1996.

         The press release filed as an exhibit hereto is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.       Description
99.1              Press Release issued by the Registrant dated November 5, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      GT INTERACTIVE SOFTWARE CORP.


                                      By:  /s/ ANDREW GREGOR
                                           -----------------
                                               Andrew Gregor
                                               Chief Financial Officer and
                                               Senior Vice President,
                                               Finance and Administration

                                               Date:  November 5, 1996

                                      INDEX


Exhibit No.      Description
99.1             Press Release issued by the Registrant dated November 5, 1996.

                                       4